UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2025

AGRIFORCE GROWING SYSTEMS, LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia	001-40578	NA
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800-525 West 8th Avenue Vancouver, BC, Canada	V5Z1C6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 757-0952

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AGRI	The Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On September 22, 2025, AgriFORCE Growing Systems Ltd. (the “Company”) entered into subscription agreements (each, a “Subscription Agreement” and collectively, the “Subscription Agreements”) with certain institutional and accredited investors (each, an “Investor” and collectively, the “Investors”), pursuant to which the Company, subject to the restrictions and upon satisfaction of the conditions in the Subscription Agreements, agreed to sell in one or more private placement transactions exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Offering”), to the Investors Company common shares, no par value per share (in generality, the “Common Shares”, and the aggregate number thereof referenced in this sentence, the “Shares”), in an aggregate amount of $292.4 million. The per Share purchase price is $2.36 (the “Share Price”).

Of the aggregate $292.4 million purchase price for the Shares, an aggregate of (i) $146.4 million is expected to be paid in cash, the cryptocurrency stablecoin commonly referred to as USDC (“USDC”) based on a purchase price of $1.00 per USDC, and the cryptocurrency stablecoin commonly referred to as USDT (“USDT” and together with USDC, “Stablecoins”) based on a purchase price of $1.00 per USDT, and (ii) $146.0 million is expected to be paid in the native cryptocurrency of the Avalanche Network, referred to as AVAX Tokens (“AVAX Tokens”), which will be valued for purposes of the Subscription Agreements at the volume-weighted average price of an AVAX Token (rounded to two decimal places) during the 14 consecutive calendar days ending on the Funding Payment Deadline (as defined in the Subscription Agreements) based on midnight UTC, calculated by using the hourly volume and the Messari Price as reported on messari.io (the “Specified AVAX Token Value”). Because the Specified AVAX Token Value will not be set until the Funding Payment Deadline, the aggregate amount of Shares to be issued in the Offering is not currently known. Based on an indicative value of $33.82 per AVAX Token, which was the Messari Price of AVAX Tokens at 4:00 pm on September 19, 2025, as reported on messari.io (the “Illustrative AVAX Token Price”), the aggregate number of Shares that are expected to be issued is 112 million. Such amount is preliminary and subject to change based on changes in AVAX Token prices.

The Subscription Agreements contain representations and warranties of the Company and the Investors which are typical for transactions of this type. In the Subscription Agreements, the Company has granted to the Investors, and the Investors have granted to the Company, customary indemnification rights. The Subscription Agreements also contain conditions precedent to closing, including but not limited to, shareholder approval pursuant to Nasdaq Listing Rules 5635(b)-(d).

Cohen & Company Securities, LLC (“Cohen”) acted as the sole placement agent in connection with the Offering.

The Offering is expected to close promptly after the satisfaction of customary closing conditions, including approval of the Offering by the Company’s stockholders.

The Company intends to use up to $10 million of the cash net proceeds from the Offering for general corporate purposes initiated after the closing and for pre-existing working capital commitments or obligations, and the remaining cash net proceeds for the acquisition of AVAX Tokens. The AVAX Tokens so acquired, together with the remaining net proceeds, will be used for the establishment of the Company’s cryptocurrency treasury operations to the extent consistent with the Company’s investment policy as amended or otherwise modified from time to time. In connection with the announcement of the Offering, the Company announced the launch of its digital asset treasury reserve strategy, to be effective upon the closing of the Offering, pursuant to which the Company plans to use AVAX Tokens as its primary treasury reserve asset on an ongoing basis.

The Company also intends to continue substantive operation of its Bitcoin mining business. The Company’s current management team, consisting of Jolie Kahn, as Chief Executive Officer, and Chris Polimeni, as Chief Financial Officer, will continue in their respective roles with the Company after the closing of the Offering. However, with the exception of Amy Griffith who will continue as a director of the Company after closing, all current directors of the Company have agreed to resign upon closing of the Offering and will be replaced at the time of the closing of the Offering. Please refer to the Company’s Preliminary Proxy Statement on Schedule 14A, filed on the date hereof, for more information regarding the Company’s anticipated post-closing board of directors.

Registration Rights

In the Subscription Agreements, the Company agreed to, among other things, use reasonable best efforts to submit or file with the Securities and Exchange Commission (the “SEC”), within 30 calendar days after the closing of the Offering, a registration statement on Form S-3 (or Form S-1 if Form S-3 is not available) (the “Registration Statement”), registering the resale of the Registrable Securities (as defined below), and the Company agreed to use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after filing and upon the earlier of (i) the twenty-fifth (25th) business day (or sixtieth (60th) business day if the SEC notifies the Company that it will “review” the Registration Statement) following the filing date and (ii) the 5th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review. The Company agreed to use commercially reasonable efforts to maintain the effectiveness of the Registration Statement until the earlier of (a) the Investors cease to hold any Registrable Securities, (b) the date all Registrable Securities held by the Investors may be sold without restriction under Rule 144 of the Securities Act, including without any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144, and (c) three years from the effective date of the Registration Statement. “Registrable Securities” means the Shares and any Common Shares issued or issuable with respect to the Shares as a result of any stock split or subdivision, stock dividend, recapitalization, exchange or similar event.

Asset Management Agreement

On September 18, 2025, the Company entered into an Asset Management Agreement (the “Asset Management Agreement”) with Hivemind Capital Partners, LLC (the “Asset Manager”). The Asset Manager shall provide discretionary asset management services with respect to, among other assets (including without limitation certain subsequently raised, received or allocated funds or assets), the Company’s proceeds from the Offering (the “Account Assets”) in connection with any of the Company’s digital asset strategies, in accordance with the terms of the Asset Management Agreement. The custodians under the Asset Management Agreement will consist of cryptocurrency wallet providers agreed to by the Company and the Asset Manager. The Asset Management Agreement will become effective upon closing of the Offering.

The Company shall pay the Asset Manager an annual management fee (the “Management Fee”) equal to one and one-quarter percent (1.25%) of the Account Size (as defined in the Asset Management Agreement). The Management Fee will be calculated and payable quarterly in advance, as of the first business day of each calendar quarter. In addition to the Management Fee, the Company will reimburse the Asset Manager for all documented out-of-pocket expenses incurred by the Asset Manager in connection with the performance of the Asset Manager’s duties under the Asset Management Agreement.

The Asset Management Agreement will, unless early terminated, continue in effect until the tenth anniversary of the Effective Date (as defined in the Asset Management Agreement) and, unless a party to the agreement elects to not continue the effectiveness of the Asset Management Agreement, will continue for successive five-year renewal periods upon the mutual agreement of the Asset Manager and the Company. The Asset Management Agreement may be terminated at any time for cause (i) by the Company upon at least 30 days prior written notice to the Asset Manager and (ii) by the Asset Manager upon at least 60 days prior written notice to the Company. The Asset Manager may immediately terminate the Asset Management Agreement upon written notice to the Company if the Asset Manager reasonably determines that the continuation of its services or the Asset Management Agreement would result in a violation of any applicable law, regulation, or regulatory guidance.

The foregoing summaries of the the Securities Purchase Agreements (for both cash/Stablecoin and AVAX Token subscriptions), and the Asset Management Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of those agreements, which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.01. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Shares will be issued and sold by the Company in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D of the Securities Act. The Company relied on this exemption from registration based in part on representations made by the Investors and the Advisor. Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The applicable information regarding the resignation of the Company’s directors upon the closing of the Offering included in Item 1.01 above, is incorporated herein by reference. None of the resigning directors resigned as the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Item 7.01 Regulation FD Disclosure.

On September 22, 2025, the Company issued a press release announcing the Offering and related transactions, including the launch of its digital asset treasury strategy. The Company intends to continue to pursue its current lines of business in addition to the pursuit of its digital asset treasury strategy.

In connection with the Offering and related transactions described herein, the Company delivered an investor presentation (the “Investor Presentation”) to potential investors on a confidential basis.

The press release and investor presentation are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 7.01 by reference. The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Information.

The following risk factors are being provided herein in light of the Offering and the launch of the Company’s digital asset treasury reserve strategy and for the purpose of supplementing and updating disclosures contained in the Company’s prior public filings, including those discussed under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on April 7, 2025 (as amended):

Risks Related to the Company’s Business and AVAX Strategy and Holdings

●	The Company’s financial results and the market price of the Common Shares may be affected by the prices of AVAX.

●	Investing in AVAX will expose the Company to certain risks associated with AVAX, such as price volatility, limited liquidity and trading volumes, relative anonymity, potential susceptibility to market abuse and manipulation, theft, compliance and internal control failures at exchanges and other risks inherent in its electronic, virtual form and decentralized network.

●	The Company will have broad discretion in how it executes its AVAX strategy, including the timing of purchases and sale of AVAX and AVAX-related products. The Company may not execute its strategy effectively, which could affect its results of operations and cause its stock price to decline.

●	A significant decrease in the market value of the Company’s AVAX holdings could adversely affect its ability to satisfy its financial obligations under debt financings.

●	Future developments regarding the treatment of crypto assets for U.S. and foreign tax purposes could adversely impact the Company’s business. AVAX and other digital assets are novel assets, and are subject to significant legal, commercial, regulatory and technical uncertainty.

●	AVAX is a highly volatile asset, and fluctuations in the price of AVAX are likely to influence the Company’s financial results and the market price of the Common Shares.

●	AVAX and other digital assets are novel assets, and are subject to significant legal, commercial, regulatory and technical uncertainty.

●	The availability of spot exchange-traded products for other digital assets may adversely affect the market price of its listed securities.

●	The Company’s AVAX strategy will subject it to enhanced regulatory oversight.

●	AVAX trading venues may experience greater fraud, security failures, or regulatory or operational problems than trading venues for more established asset classes.

●	The concentration of AVAX holdings may enhance the risks inherent in the Company’s AVAX strategy.

●	The Company’s AVAX holdings will be less liquid than existing cash and cash equivalents and may not be able to serve as a source of liquidity for it to the same extent as cash and cash equivalents.

●	If the Company or its third-party service providers experience a security breach or cyber-attack and unauthorized parties obtain access to its AVAX assets, the Company may lose some or all of its AVAX assets and its financial condition and results of operations could be materially adversely affected.

●	The Company will face risks relating to the custody of its AVAX, including the loss or destruction of private keys required to access its AVAX and cyberattacks or other data loss relating to its AVAX. If the Company loses or otherwise cannot access the Company Wallet, the AVAX Tokens held in the Company Wallet may be irretrievable. Additionally, because blockchain records and wallets are publicly available to view, the Company Wallet may become a target for bad actors to hack or otherwise gain unauthorized access to the Company Wallet and the Company’s AVAX Tokens.

●	Regulatory changes reclassifying AVAX as a security could lead to the Company’s classification as an “investment company” under the Investment Company Act of 1940, as amended, and could adversely affect the market price of AVAX and the market price of the Company’s listed securities and could require the Company to sell a substantial majority of its AVAX, which could further affect the market price of AVAX.

●	The Company is not subject to legal and regulatory obligations that apply to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers.

●	The Company’s AVAX strategy exposes it to risk of non-performance by counterparties.

●	U.S. holders of the Company’s securities may suffer adverse tax consequences if the Company is characterized as a passive foreign investment company.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including statements relating to the anticipated benefits and timing of the completion of the Offering and related transactions, the intended use of proceeds from the Offering, the Company’s proposed digital asset treasury strategy, the digital assets to be held by the Company and the expected benefits from the transactions described herein. Each forward-looking statement contained in this Current Report on Form 8-K is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the risk that the proposed transactions described herein may not be completed in a timely manner or at all; the Company’s shareholder meeting may not provide the necessary approval for the Company to close the Offering; failure to realize the anticipated benefits of the Offering and related transactions, including the proposed digital asset treasury strategy; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of AVAX Tokens and other cryptocurrencies; the risk that the Company’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, as well as those risks and uncertainties identified in this Current Report on Form 8-K, as well as in the investor presentation filed as Exhibit 99.1 to this Current Report on Form 8-K, and those identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and other information the Company has or may file with the SEC.

The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K. You are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this report, and we undertake no obligation to update or revise any of these statements. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Form of Subscription Agreement (cash/Stablecoin subscription), dated as of September 22, 2025, between the Company and each Subscriber (as defined therein).
10.2*	Form of Subscription Agreement (AVAX subscription), dated as of September 22, 2025, between the Company and each Subscriber (as defined therein).
10.3	Asset Management Agreement, dated as of September 22, 2025, between the Company and Hivemind Capital Partners, LLC.
99.1	Press Release, dated September 22, 2025.
99.2	Investor presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 22, 2025

AGRIFORCE GROWING SYSTEMS, LTD.

By:	/s/ Jolie Kahn
Name:	Jolie Kahn Chief Executive Officer